UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund: BlackRock Funds

                                     BlackRock Advantage Small Cap Core Fund

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd                     Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2018

Date of reporting period: 05/31/2018

Item 1 – Report to Stockholders

MAY 31, 2018

ANNUAL REPORT

BlackRock FundsSM

▶	BlackRock Advantage Small Cap Core Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended May 31, 2018, the strongest corporate profits in seven years drove the equity market higher, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy, risk taking varied by asset class, as bond investors cautiously shifted to higher-quality securities, and stock investors continued to embrace risk by investing abroad.

Strong equity performance worldwide was underpinned by the global economic expansion, driven by synchronized growth across the most influential economies. Emerging markets stocks posted the highest return, as accelerating growth in China, the second-largest economy in the world, improved the outlook for corporate profits in most developing nations.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a substantial flattening of the yield curve. The annual return for the three-month U.S. Treasury bill surpassed 1.0%, but remained well below the annual headline inflation rate of 2.8%. In contrast, the ten-year U.S. Treasury — a bellwether of the bond market — posted a negative return, as rising inflation expectations drove yields higher. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted modest returns.

Even though it faced rising pressure to boost interest rates in 2017, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates just three times during the reporting period. The Fed also announced plans to reduce its $4.4 trillion balance sheet by $420 billion in 2018, which began the process of gradually reversing its unprecedented stimulus measures after the financial crisis. By contrast, the European Central Bank and the Bank of Japan continued to expand their balance sheets despite nascent signs of sustained economic growth.

The U.S. economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus, as unemployment dipped below 4.0%, wages increased, and the number of job openings reached a record high. Strong economic performance may justify a more rapid pace of rate hikes in 2018, as the headline inflation rate and investors’ expectations for inflation have already surpassed the Fed’s target of 2.0%.

While U.S. monetary policy is seeking to restrain economic growth and inflation, fiscal policy has produced new sources of growth that could nourish the economy for the next few years. Corporate tax cuts and repatriation of capital held abroad could encourage a virtuous cycle of business spending, while lower individual tax rates coupled with the robust job market may refresh consumer spending. Proposed infrastructure spending would deliver growth from the government sector, generate demand, and improve economic activity in other sectors.

We continue to believe the primary risks to economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. Given the deflationary forces of technology and globalization, a substantial increase in inflation is unlikely to materialize as long as the unemployment rate remains above 3.0%. However, we are closely monitoring trade protectionism and the rise of populism in Western nations. In particular, the outcome of trade negotiations between the United States and China is likely to influence the global growth trajectory and set the tone for free trade in many other nations.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of May 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	3.16%	14.38%
U.S. small cap equities (Russell 2000® Index)	6.47	20.76
International equities (MSCI Europe, Australasia, Far East Index)	0.03	7.97
Emerging market equities (MSCI Emerging Markets Index)	0.89	14.03
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.75	1.28
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(2.42)	(3.40)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(1.04)	(0.37)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.80	1.26
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.06	2.35
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of May 31, 2018	BlackRock Advantage Small Cap Core Fund

Investment Objective

BlackRock Advantage Small Cap Core Fund’s (the “Fund”) investment objective is to seek capital appreciation over the long term.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2018, the Fund underperformed its benchmark, the Russell 2000® Index.

What factors influenced performance?

The underperformance for the portfolio was isolated to the first six months of the period, driven by a combination of stock-specific events that ran contrary to portfolio positioning, as well as challenges from fundamental stock selection insights that seek to capture relative value in the market. An overweight position in retailer Big 5 Sporting Goods Corp., which had been motivated by the company’s consistency of profitability, underperformed after the company sharply missed second-quarter earnings expectations. Additionally, an underweight position in Nektar Therapeutics detracted from performance after the stock rallied following its announcement that it had received FDA approval for its prospective pain medication. This underweight position had been driven by expensive relative valuations compared to peers, with the expectation that the share price would revert toward levels more consistent with the broader industry.

The Fund’s stock selection models also experienced a performance bifurcation across signal styles. Early in the period, as investors continuously favored momentum and growth assets, fundamental insights that seek to capture both quality and value underperformed. Encouragingly, however, quality-based insights performed much better during 2018 and became a strong positive contributor to performance during that part of the period, as the rise in market volatility prompted investors to seek stocks with defensive characteristics.

This left fundamental measures of value as the signal composite that struggled throughout the period. However, the overall investment landscape was particularly difficult for styles that identify value in the market. The spread for style performance of growth over value in 2017 was one of the worst on record since the 1920s. This accounts for the challenges experienced by signals that seek to identify relative value. Specifically, the Fund struggled to find attractively priced companies in terms of sales and profitability for both information technology (“IT”) and industrials stocks.

Yet despite the underperformance during the period, returns across stock selection insights were mixed. In particular, the beginning of the period was characterized by historically low market volatility and the persistence of trends across growth equities. Unsurprisingly, investors continued to favor momentum-based strategies in this environment.

Given this backdrop, stock selection insights that sought to capture sentiment and trends across informed market participants contributed broadly to the Fund’s performance, as they were able to identify and participate alongside prevailing market trends. Specifically, our proprietary text-based analyses of company executive conference calls and sell-side analyst reports performed well across consumer discretionary and IT stocks. Elsewhere, insights that identify sentiment by analyzing informed investor flows were broadly additive. The strength across these sentiment insights were observed during the entire period.

The Fund’s overall performance saw significant improvement during the second half of the period, as gains broadened across the stock selection model. This coincided with a rise in market volatility as investors sought stocks with more defensive characteristics. Fundamental stock selection insights, specifically those that identify quality measures, performed well amid the turmoil. This was particularly true of more growth-oriented quality insights that seek to reward organically expanding businesses.

A recently added quality insight that highlights companies with founding members still serving in an executive capacity was additive to the Fund’s performance. Also, insights identifying sales growth through order backlogs and trends in consumer foot traffic performed well. There was also strong performance across the Fund’s macro thematic insights during the period, as signals that measure sensitivity to both regional economic momentum and currency movements performed well.

Describe recent portfolio activity.

During the 12-month period, the Fund maintained a balanced allocation of risk across all major return drivers. However, there were a number of new stock selection insights that were added to the Fund. These included a sentiment insight that captures longer-term trends in fundamentals based on text analysis of company executive conference calls, as well as a signal that identifies price reversals in stocks based on recent performance-tail events. The Fund also incorporated a signal that uses mobile phone beacons to track foot traffic in retail and leisure outlets.

Describe Fund positioning at period end.

Relative to the Russell 2000® Index, the Fund remained largely sector-neutral during the period. The Fund ended the period with slight overweight positions in consumer discretionary and industrials stocks, while being slightly underweight in financials and materials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of May 31, 2018 (continued)	BlackRock Advantage Small Cap Core Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(c)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus any borrowings for investment purposes in equity securities or other financial instruments that are components of, or have market capitalizations similar to, the securities included in the Russell 2000® Index.

(d)

An unmanaged index that is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

Performance Summary for the Period Ended May 31, 2018

		Average Annual Total Returns(a)
		1 Year		5 Years		Since Inception(b)
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	7.42%	19.82%	N/A	12.93%	N/A	13.15%	N/A
Investor A	7.33	19.51	13.23%	12.63	11.42%	12.87	11.70%
Investor C	6.95	18.65	17.65	11.78	11.78	12.01	12.01
Class K	7.52	19.94	N/A	12.95	N/A	13.17	N/A
Russell 2000® Index	6.47	20.76	N/A	12.18	N/A	12.41	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	The Fund commenced operations on March 14, 2013.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value 12/01/17	Ending Account Value 05/31/18	Expenses Paid During the Period(a)	Beginning Account Value 12/01/17	Ending Account Value 05/31/18	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,074.20	$2.59	$1,000.00	$1,022.44	$2.52	0.50%
Investor A	1,000.00	1,073.30	3.88	1,000.00	1,021.19	3.78	0.75
Investor C	1,000.00	1,069.50	7.74	1,000.00	1,017.45	7.54	1.50
Class K	1,000.00	1,075.20	2.33	1,000.00	1,022.69	2.27	0.45

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

(b)

Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 7 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of May 31, 2018 (continued)	BlackRock Advantage Small Cap Core Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Texas Roadhouse, Inc.	1%
IDACORP, Inc.	1
Zendesk, Inc.	1
Universal Forest Products, Inc.	1
Washington Federal, Inc.	1
Masimo Corp.	1
Cadence BanCorp.	1
Monolithic Power Systems, Inc.	1
Curtiss-Wright Corp.	1
Wintrust Financial Corp.	1

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	18%
Health Care	17
Financials	17
Industrials	15
Consumer Discretionary	13
Real Estate	6
Energy	4
Materials	3
Utilities	3
Consumer Staples	2
Telecommunication Services	1
Short-Term Securities	5
Liabilities in Excess of Other Assets	(4)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Share performance shown prior to the March 28, 2016 inception date is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on December 1, 2017 and held through May 31, 2018) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the headings entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

ABOUT FUND PERFORMANCE	7

Schedule of Investments May 31, 2018	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 98.8%

Aerospace & Defense — 1.6%
Axon Enterprise, Inc. (a)(b)	7,511	$478,300
Curtiss-Wright Corp.	37,434	4,763,477
Esterline Technologies Corp. (a)	12,246	893,346
HEICO Corp., Class A	17,774	1,351,713
KLX, Inc. (a)	11,322	835,903

		8,322,739
Air Freight & Logistics — 0.2%
Air Transport Services Group, Inc. (a)	19,607	411,747
Atlas Air Worldwide Holdings, Inc. (a)	2,580	175,827
Echo Global Logistics, Inc. (a)	4,336	120,541
Radiant Logistics, Inc. (a)	43,010	174,190

		882,305
Airlines — 0.1%
Hawaiian Holdings, Inc.	7,458	275,946

Auto Components — 1.5%
Dana, Inc.	61,822	1,378,631
Fox Factory Holding Corp. (a)	12,210	485,348
Modine Manufacturing Co. (a)	72,806	1,310,508
Stoneridge, Inc. (a)	26,553	837,216
Tenneco, Inc.	25,390	1,121,730
Tower International, Inc.	80,165	2,356,851

		7,490,284
Banks — 9.4%
Bank of Commerce Holdings	5,232	62,261
Banner Corp.	38,715	2,320,964
Boston Private Financial Holdings, Inc.	69,557	1,182,469
Cadence BanCorp	168,335	4,917,065
Capital City Bank Group, Inc.	95	2,141
Carolina Financial Corp.	10,346	452,844
Cathay General Bancorp	95,216	4,017,163
Central Pacific Financial Corp.	22,698	668,229
CoBiz Financial, Inc.	52,630	1,174,702
Eagle Bancorp, Inc. (a)	982	59,460
FCB Financial Holdings, Inc., Class A (a)	23,296	1,419,891
First Bancorp/Southern Pines NC	1,170	48,684
First Commonwealth Financial Corp.	8,305	130,305
First Connecticut Bancorp, Inc.	39,608	1,015,945
First Financial Corp./IN	2,577	112,357
First Financial Northwest, Inc.	37,753	656,147
First Horizon National Corp.	13,288	246,360
First of Long Island Corp.	3,524	89,862
Glacier Bancorp, Inc.	45,677	1,780,946
Guaranty Bancorp	6,784	228,621
Hanmi Financial Corp.	10,234	306,508
Heritage Commerce Corp.	20,888	356,349
Home BancShares, Inc.	32,333	744,306
Hope Bancorp, Inc.	18,248	328,282
Independent Bank Corp.	33,058	844,632
Lakeland Financial Corp.	36,672	1,789,227
LCNB Corp.	4,219	82,481
Macatawa Bank Corp.	17,650	213,388
MBT Financial Corp.	18,415	195,199
Mercantile Bank Corp.	10,554	380,999
National Bank Holdings Corp., Class A	5,912	230,213
OFG Bancorp	9,904	139,646
Peoples Bancorp, Inc.	5,518	207,091
People’s Utah Bancorp	4,462	162,640
Preferred Bank	7,783	495,777
QCR Holdings, Inc.	31,321	1,504,974
Republic Bancorp, Inc., Class A	13,760	604,202
Sandy Spring Bancorp, Inc.	69,878	2,903,431
Seacoast Banking Corp. (a)	18,914	589,739
Sierra Bancorp	10,303	290,957
SmartFinancial, Inc. (a)	9,379	223,314
South State Corp.	28,567	2,557,461
Tompkins Financial Corp.	4,403	371,041

Security	Shares	Value
Banks (continued)
TriCo Bancshares	12,299	$478,677
TriState Capital Holdings, Inc. (a)	57,316	1,473,021
United Community Banks, Inc.	136,797	4,440,431
West Bancorporation, Inc.	13,115	327,219
Wintrust Financial Corp.	49,439	4,553,826

		47,381,447
Biotechnology — 6.5%
Achaogen, Inc. (a)(b)	9,598	119,015
Achillion Pharmaceuticals, Inc. (a)	111,035	376,409
Aimmune Therapeutics, Inc. (a)	19,941	659,848
Akebia Therapeutics, Inc. (a)	99,633	978,396
Alder Biopharmaceuticals, Inc. (a)(b)	24,625	429,706
AMAG Pharmaceuticals, Inc. (a)(b)	10,053	245,796
Applied Genetic Technologies Corp. (a)	14,488	65,196
Ardelyx, Inc. (a)	30,230	120,164
Array BioPharma, Inc. (a)(b)	101,932	1,666,588
Atara Biotherapeutics, Inc. (a)(b)	14,660	730,068
Bluebird Bio, Inc. (a)(b)	6,796	1,216,824
Blueprint Medicines Corp. (a)(b)	571	48,010
Calithera Biosciences, Inc. (a)(b)	85,675	441,226
CareDx, Inc. (a)	5,496	72,767
Celldex Therapeutics, Inc. (a)	1,186	688
ChemoCentryx, Inc. (a)	71,026	921,917
Cidara Therapeutics, Inc. (a)	25,981	145,494
Clovis Oncology, Inc. (a)(b)	26,960	1,266,042
Coherus Biosciences, Inc. (a)(b)	14,716	229,570
Conatus Pharmaceuticals, Inc. (a)	66,342	285,271
Corvus Pharmaceuticals, Inc. (a)	11,270	154,737
CytomX Therapeutics, Inc. (a)	25,871	664,109
Editas Medicine, Inc. (a)(b)	1,754	67,213
Eiger BioPharmaceuticals, Inc. (a)	244	3,477
Enanta Pharmaceuticals, Inc. (a)	11,830	1,180,516
Exact Sciences Corp. (a)(b)	37,440	2,229,178
Exelixis, Inc. (a)	16,723	346,668
FibroGen, Inc. (a)(b)	29,384	1,583,798
Five Prime Therapeutics, Inc. (a)	19,546	343,228
Genomic Health, Inc. (a)	29,260	1,168,059
Halozyme Therapeutics, Inc. (a)	65,615	1,207,316
Heron Therapeutics, Inc. (a)	9,464	308,526
Immune Design Corp. (a)	547	2,462
Invitae Corp. (a)	61,207	452,932
Ironwood Pharmaceuticals, Inc. (a)(b)	66,714	1,239,546
Ligand Pharmaceuticals, Inc. (a)	662	127,256
Loxo Oncology, Inc. (a)	8,822	1,564,405
MacroGenics, Inc. (a)	3,979	90,443
Mersana Therapeutics, Inc. (a)	3,196	66,892
Miragen Therapeutics, Inc. (a)(b)	18,128	128,165
Momenta Pharmaceuticals, Inc. (a)	3,034	71,602
Myriad Genetics, Inc. (a)	25,790	941,593
Natera, Inc. (a)	12,848	149,808
PDL BioPharma, Inc. (a)	251,719	672,090
Pfenex, Inc. (a)	46,014	236,972
Portola Pharmaceuticals, Inc. (a)(b)	10,511	422,017
Puma Biotechnology, Inc. (a)(b)	6,858	363,131
Ra Pharmaceuticals, Inc. (a)	7,732	53,351
Radius Health, Inc. (a)	2,121	60,448
REGENXBIO, Inc. (a)(b)	6,554	355,227
Retrophin, Inc. (a)	27,879	780,891
Sage Therapeutics, Inc. (a)	8,906	1,359,857
Sangamo Therapeutics, Inc. (a)	22,104	363,611
Sarepta Therapeutics, Inc. (a)	5,643	529,596
Sorrento Therapeutics, Inc. (a)(b)	27,710	217,524
Spark Therapeutics, Inc. (a)(b)	2,346	187,187
Spectrum Pharmaceuticals, Inc. (a)	27,139	523,511
Surface Oncology, Inc. (a)	3,897	53,545
Ultragenyx Pharmaceutical, Inc. (a)	6,404	468,773
Vanda Pharmaceuticals, Inc. (a)	47,100	828,960
Veracyte, Inc. (a)	15,683	119,975
Verastem, Inc. (a)	17,387	97,193

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2018	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Biotechnology (continued)
Viking Therapeutics, Inc. (a)	473	$4,725
Voyager Therapeutics, Inc. (a)	2,580	51,265
Xencor, Inc. (a)	25,268	1,010,973

		32,871,746
Building Products — 2.0%
Builders FirstSource, Inc. (a)	37,986	743,766
PGT Innovations, Inc. (a)	67,907	1,405,675
Trex Co., Inc. (a)	18,156	2,139,321
Universal Forest Products, Inc.	163,957	6,030,338

		10,319,100
Capital Markets — 0.9%
BGC Partners, Inc., Class A	62,491	716,147
Moelis & Co., Class A	65,356	3,872,343

		4,588,490
Chemicals — 2.1%
AdvanSix, Inc. (a)	10,355	378,061
GCP Applied Technologies, Inc. (a)	24,763	783,749
H.B. Fuller Co.	31,275	1,612,226
Ingevity Corp. (a)	10,405	792,237
Innospec, Inc.	47,734	3,661,198
Koppers Holdings, Inc. (a)	20,230	815,269
PolyOne Corp.	10,769	451,436
Rayonier Advanced Materials, Inc.	3,127	56,005
Stepan Co.	9,089	660,770
Trinseo SA	18,356	1,327,139

		10,538,090
Commercial Services & Supplies — 2.2%
ACCO Brands Corp.	31,354	404,467
ARC Document Solutions, Inc. (a)	133,032	259,412
Brady Corp., Class A	11,058	431,262
CECO Environmental Corp.	15,187	86,718
Cimpress NV (a)	16,427	2,287,131
Essendant, Inc.	253	3,539
Interface, Inc.	64,637	1,467,260
Matthews International Corp., Class A	23,929	1,316,095
McGrath RentCorp	31,390	2,042,861
Mobile Mini, Inc.	8,750	399,000
MSA Safety, Inc.	4,373	406,689
SP Plus Corp. (a)	8,252	297,072
Tetra Tech, Inc.	27,395	1,505,355

		10,906,861
Communications Equipment — 1.0%
Aerohive Networks, Inc. (a)	88,167	353,550
Applied Optoelectronics, Inc. (a)(b)	8,126	380,053
Ciena Corp. (a)	34,654	798,775
Finisar Corp. (a)	42,267	685,148
Infinera Corp. (a)(b)	37,019	325,767
InterDigital, Inc.	4,400	346,940
Lumentum Holdings, Inc. (a)(b)	3,210	188,587
NETGEAR, Inc. (a)	17,379	1,050,561
Ubiquiti Networks, Inc. (a)(b)	8,153	673,356

		4,802,737
Construction & Engineering — 1.1%
Comfort Systems U.S.A., Inc.	75,354	3,530,335
MasTec, Inc. (a)(b)	38,965	1,817,717

		5,348,052
Consumer Finance — 0.8%
Curo Group Holdings Corp. (a)	5,122	117,857
Enova International, Inc. (a)	59,637	2,003,803
Green Dot Corp., Class A (a)	30,019	2,139,454

		4,261,114
Distributors — 0.1%
Funko, Inc., Class A (a)	40,939	406,934

Security	Shares	Value
Diversified Consumer Services — 0.9%
Bridgepoint Education, Inc. (a)	23,612	$162,687
Capella Education Co.	18,111	1,719,639
Carriage Services, Inc.	37,901	953,210
Grand Canyon Education, Inc. (a)	11,206	1,244,987
Sotheby’s (a)	2,471	135,460
Weight Watchers International, Inc. (a)	5,553	418,252

		4,634,235
Diversified Telecommunication Services — 0.6%
Cogent Communications Holdings, Inc.	56,122	2,873,446
Consolidated Communications Holdings, Inc.	9,845	110,362
Iridium Communications, Inc. (a)	8,820	134,064

		3,117,872
Electric Utilities — 1.5%
IDACORP, Inc.	70,518	6,513,042
Portland General Electric Co.	19,033	811,948

		7,324,990
Electrical Equipment — 0.8%
Atkore International Group, Inc. (a)	50,364	1,087,862
Generac Holdings, Inc. (a)(b)	52,354	2,622,412
General Cable Corp.	11,254	333,681

		4,043,955
Electronic Equipment, Instruments & Components — 3.2%
AVX Corp.	20,641	315,601
Control4 Corp. (a)	6,283	155,756
Fitbit, Inc., Class A (a)	296,408	1,609,495
Insight Enterprises, Inc.( a)	2,444	114,624
Novanta, Inc. (a)	2,596	168,351
OSI Systems, Inc. (a)	40,005	2,743,543
PC Connection, Inc.	7,943	235,033
ScanSource, Inc. (a)	61,343	2,401,578
SYNNEX Corp.	41,608	4,444,567
Systemax, Inc.	14,241	470,238
Tech Data Corp. (a)	7,308	634,407
VeriFone Systems, Inc. (a)	15,698	356,973
Vishay Intertechnology, Inc.	110,981	2,352,797
Vishay Precision Group, Inc. (a)	7,963	299,011

		16,301,974
Energy Equipment & Services — 1.9%
Archrock, Inc.	75,259	869,241
Basic Energy Services, Inc. (a)(b)	4,723	62,391
C&J Energy Services, Inc. (a)	19,064	513,203
Cactus, Inc., Class A (a)	30,300	1,021,716
Diamond Offshore Drilling, Inc. (a)(b)	24,213	439,708
Exterran Corp. (a)	46,726	1,287,769
FTS International, Inc. (a)	15,161	287,149
Keane Group, Inc. (a)	29,973	439,104
Liberty Oilfield Services, Inc., Class A (a)	3,320	70,583
Nine Energy Service, Inc. (a)	8,851	308,192
Noble Corp. PLC (a)	192,903	1,072,541
Oil States International, Inc. (a)	12,791	452,801
Pioneer Energy Services Corp. (a)	62,582	344,201
ProPetro Holding Corp. (a)	153,997	2,505,531
TETRA Technologies, Inc. (a)	25,590	107,990

		9,782,120
Equity Real Estate Investment Trusts (REITs) — 5.8%
Acadia Realty Trust	3,577	92,108
American Assets Trust, Inc.	2,140	77,789
CareTrust REIT, Inc.	124,600	2,054,654
CatchMark Timber Trust, Inc., Class A	35,385	449,389
Chatham Lodging Trust	38,722	805,030
City Office REIT, Inc.	8,449	104,768
DiamondRock Hospitality Co.	233,116	2,967,567
Easterly Government Properties, Inc.	72,343	1,464,946
EastGroup Properties, Inc. (b)	45,931	4,282,147

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) May 31, 2018	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
First Industrial Realty Trust, Inc. (b)	95,792	$3,154,431
GEO Group, Inc.	5,209	129,183
Hersha Hospitality Trust	96,751	2,057,894
Kite Realty Group Trust	13,736	215,518
National Storage Affiliates Trust	65,776	1,849,621
Preferred Apartment Communities, Inc., Class A	64,870	951,643
PS Business Parks, Inc.	16,543	2,027,510
QTS Realty Trust, Inc., Class A	4,044	152,580
Ramco-Gershenson Properties Trust	17,616	216,677
Retail Opportunity Investments Corp. (b)	97,491	1,766,537
Rexford Industrial Realty, Inc.	15,692	490,689
Ryman Hospitality Properties, Inc.	9,224	773,709
STAG Industrial, Inc.	39,399	1,049,589
Terreno Realty Corp.	56,110	2,138,352

		29,272,331
Food & Staples Retailing — 1.0%
Ingles Markets, Inc., Class A	3,769	108,170
Performance Food Group Co. (a)	114,715	4,101,061
Smart & Final Stores, Inc. (a)	75,860	348,956
United Natural Foods, Inc. (a)	11,488	523,623

		5,081,810
Food Products — 0.5%
Calavo Growers, Inc.	9,213	810,744
Cal-Maine Foods, Inc. (a)	1,997	95,956
Dean Foods Co.	136,566	1,306,937
John B. Sanfilippo & Son, Inc.	7,560	512,719

		2,726,356
Gas Utilities — 0.4%
Chesapeake Utilities Corp.	2,971	237,234
Southwest Gas Holdings, Inc.	24,949	1,888,639

		2,125,873
Health Care Equipment & Supplies — 4.5%
Abaxis, Inc.	4,922	407,542
Accuray, Inc. (a)(b)	253,035	1,113,354
AtriCure, Inc. (a)	21,162	501,751
Cantel Medical Corp.	26,024	2,838,958
Cerus Corp. (a)	118	778
CONMED Corp.	14,425	990,276
Globus Medical, Inc., Class A (a)	13,812	767,257
Haemonetics Corp. (a)	2,304	208,166
Inogen, Inc. (a)	7,684	1,403,790
Insulet Corp. (a)	13,969	1,310,152
Integer Holdings Corp. (a)	11,483	757,878
LeMaitre Vascular, Inc.	10,776	367,246
Masimo Corp. (a)	59,251	5,868,812
Merit Medical Systems, Inc. (a)	12,533	642,943
Neogen Corp. (a)	861	65,186
Nevro Corp. (a)	5,201	409,267
Novocure Ltd. (a)	5,089	160,049
NxStage Medical, Inc. (a)	52,478	1,450,492
Oxford Immunotec Global PLC (a)	4,416	63,679
Penumbra, Inc. (a)(b)	14,270	2,296,043
STAAR Surgical Co. (a)	32,642	971,099

		22,594,718
Health Care Providers & Services — 2.1%
Addus HomeCare Corp. (a)	1,365	78,146
AMN Healthcare Services, Inc. (a)	3,562	201,253
Chemed Corp.	10,699	3,487,874
CorVel Corp. (a)(b)	4,092	206,646
Diplomat Pharmacy, Inc. (a)	16,895	397,708
Encompass Health Corp.	23,176	1,500,646
Ensign Group, Inc.	23,646	865,680
Five Star Senior Living, Inc. (a)	13,652	17,748
LHC Group, Inc. (a)	35,664	2,745,058
PetIQ, Inc. (a)(b)	6,629	126,945

Security	Shares	Value
Health Care Providers & Services (continued)
Select Medical Holdings Corp. (a)	8,420	$152,402
Tenet Healthcare Corp. (a)	1,549	54,881
WellCare Health Plans, Inc. (a)	4,559	1,010,594

		10,845,581
Health Care Technology — 0.9%
Medidata Solutions, Inc. (a)(b)	35,291	2,723,054
Omnicell, Inc. (a)	26,468	1,232,085
Quality Systems, Inc. (a)	16,404	288,710
Vocera Communications, Inc. (a)	3,670	99,163

		4,343,012
Hotels, Restaurants & Leisure — 2.8%
BJ’s Restaurants, Inc.	31,134	1,743,504
Bloomin’ Brands, Inc.	41,269	875,728
Boyd Gaming Corp.	27,752	1,047,638
Caesars Entertainment Corp. (a)(b)	14,545	176,722
Carrols Restaurant Group, Inc. (a)	19,849	254,067
Century Casinos, Inc. (a)	68,991	585,734
Cheesecake Factory, Inc.	15,421	798,962
Del Taco Restaurants, Inc. (a)	23,612	284,288
Marriott Vacations Worldwide Corp. (b)	7,834	941,960
Pinnacle Entertainment, Inc. (a)	1,756	59,546
Planet Fitness, Inc., Class A (a)	5,252	208,137
PlayAGS, Inc. (a)	7,250	183,570
Ruth’s Hospitality Group, Inc.	19,164	508,804
Texas Roadhouse, Inc.	105,702	6,550,353

		14,219,013
Household Durables — 1.7%
Beazer Homes U.S.A., Inc. (a)	18,610	281,011
Century Communities, Inc. (a)	37,583	1,131,248
GoPro, Inc., Class A (a)	93,899	520,200
iRobot Corp. (a)(b)	23,326	1,455,776
MDC Holdings, Inc.	67,777	2,140,398
Meritage Homes Corp. (a)	16,270	736,217
Taylor Morrison Home Corp., Class A (a)	23,060	495,790
TRI Pointe Group, Inc. (a)	33,572	579,453
William Lyon Homes, Class A (a)	51,426	1,226,510
ZAGG, Inc. (a)	14,520	220,704

		8,787,307
Household Products — 0.2%
Central Garden & Pet Co. (a)	12,578	513,560
Central Garden & Pet Co., Class A (a)	7,552	287,052
WD-40 Co.	2,456	337,823

		1,138,435
Independent Power and Renewable Electricity Producers — 0.5%
NRG Yield, Inc., Class A	114,557	2,001,311
NRG Yield, Inc., Class C	14,098	246,715
Pattern Energy Group, Inc., Class A	9,795	181,991

		2,430,017
Insurance — 1.1%
American National Insurance Co.	13,092	1,557,948
Baldwin & Lyons, Inc., Class B	12,496	291,157
CNO Financial Group, Inc.	3,708	74,234
Employers Holdings, Inc.	36,655	1,451,538
Genworth Financial, Inc., Class A (a)	485	1,668
Greenlight Capital Re Ltd., Class A (a)	38,405	549,191
Infinity Property & Casualty Corp.	2,389	345,688
James River Group Holdings Ltd.	20,908	793,040
Kinsale Capital Group, Inc.	3,241	171,643
Stewart Information Services Corp.	3,238	136,611

		5,372,718
Internet & Direct Marketing Retail — 0.2%
Nutrisystem, Inc.	20,103	749,842
Overstock.com, Inc. (a)	7,538	251,958
PetMed Express, Inc.	1,890	67,983

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2018	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Internet & Direct Marketing Retail (continued)
U.S. Auto Parts Network, Inc. (a)	659	$1,127

		1,070,910
Internet Software & Services — 4.2%
Box, Inc., Class A (a)	20,637	529,958
Brightcove, Inc. (a)	8,868	90,897
Care.com, Inc. (a)	34,975	725,381
Cloudera, Inc. (a)	5,956	96,606
Cornerstone OnDemand, Inc. (a)	10,992	543,884
eGain Corp. (a)	12,256	156,877
Envestnet, Inc. (a)	7,900	417,910
Etsy, Inc. (a)	13,481	435,976
Five9, Inc. (a)	17,128	597,596
GrubHub, Inc. (a)(b)	25,266	2,708,768
Hortonworks, Inc. (a)	49,907	887,346
Limelight Networks, Inc. (a)	55,001	269,505
LivePerson, Inc. (a)	5,621	108,766
MINDBODY, Inc., Class A (a)	1,856	73,126
New Relic, Inc. (a)	22,214	2,256,720
NIC, Inc.	93,472	1,434,795
Nutanix, Inc., Class A (a)	31,775	1,698,374
Okta, Inc. (a)	32,568	1,830,647
QuinStreet, Inc. (a)(b)	9,246	126,763
SendGrid, Inc. (a)	10,338	274,371
Shutterstock, Inc. (a)(b)	8,241	390,541
SPS Commerce, Inc. (a)	2,309	171,859
Stamps.com, Inc. (a)	852	213,682
TechTarget, Inc. (a)	22,516	604,329
Trade Desk, Inc., Class A (a)	3,751	320,823
TrueCar, Inc. (a)	13,059	128,109
Twilio, Inc., Class A (a)(b)	20,133	1,086,578
Wix.com Ltd. (a)(b)	3,103	269,806
XO Group, Inc. (a)	3,851	125,003
Yelp, Inc. (a)	57,564	2,466,617

		21,041,613
IT Services — 1.0%
Blackhawk Network Holdings, Inc. (a)	2,150	96,750
CSG Systems International, Inc.	7,472	309,191
EPAM Systems, Inc. (a)	3,272	403,045
Everi Holdings, Inc. (a)	34,358	257,341
EVERTEC, Inc.	10,927	238,209
GreenSky, Inc., Class A (a)	53,496	1,432,088
Hackett Group, Inc.	67,710	1,090,131
Syntel, Inc. (a)	21,687	683,140
Unisys Corp. (a)(b)	13,750	165,687
Virtusa Corp.(a)	4,050	196,627

		4,872,209
Leisure Products — 0.7%
Malibu Boats, Inc., Class A (a)	22,199	951,893
MCBC Holdings, Inc. (a)	95,090	2,804,204

		3,756,097
Life Sciences Tools & Services — 1.0%
Enzo Biochem, Inc. (a)	54,993	357,455
Harvard Bioscience, Inc. (a)	23,285	102,454
Luminex Corp.	44,420	1,257,974
Medpace Holdings, Inc. (a)	26,010	1,096,582
NanoString Technologies, Inc. (a)	19,108	246,302
Pacific Biosciences of California, Inc. (a)(b)	39,345	99,543
PRA Health Sciences, Inc. (a)(b)	21,128	1,793,767

		4,954,077
Machinery — 3.4%
Alamo Group, Inc.	26,627	2,455,276
Altra Industrial Motion Corp.	3,185	131,700
Briggs & Stratton Corp.	77,819	1,435,761
CIRCOR International, Inc.	1,925	92,650
ESCO Technologies, Inc.	8,470	475,167
Greenbrier Cos., Inc.	21,318	1,059,505

Security	Shares	Value
Machinery (continued)
Hurco Cos, Inc.	19	$911
Kadant, Inc.	24,596	2,399,340
Manitowoc Co., Inc. (a)	15,739	385,448
Meritor, Inc. (a)	7,894	163,800
Milacron Holdings Corp. (a)	7,106	140,059
Miller Industries, Inc.	70	1,865
Proto Labs, Inc. (a)	2,355	284,013
Rexnord Corp. (a)	99,226	2,895,415
Standex International Corp.	12,526	1,249,468
Watts Water Technologies, Inc., Class A	52,609	4,048,263

		17,218,641
Media — 1.1%
Central European Media Enterprises Ltd., Class A (a)	19,462	73,956
Entravision Communications Corp., Class A	330,778	1,323,112
Eros International PLC (a)(b)	28,215	380,902
IMAX Corp. (a)	20,587	430,268
Marcus Corp.	32,551	1,026,984
Meredith Corp.	9,187	462,565
New Media Investment Group, Inc.	17,765	296,675
Sinclair Broadcast Group, Inc., Class A	11,019	301,921
World Wrestling Entertainment, Inc., Class A	18,947	1,096,842

		5,393,225
Metals & Mining — 1.0%
Carpenter Technology Corp.	1,230	73,726
Materion Corp.	6,198	338,101
Ryerson Holding Corp. (a)	25,979	320,841
Schnitzer Steel Industries, Inc., Class A	92,220	2,872,653
TimkenSteel Corp. (a)	28,020	491,191
Worthington Industries, Inc.	24,022	1,151,855

		5,248,367
Mortgage Real Estate Investment Trusts (REITs) — 1.3%
Arbor Realty Trust, Inc.	193,373	1,848,646
Invesco Mortgage Capital, Inc.	129,364	2,099,578
KKR Real Estate Finance Trust, Inc.	4,574	93,081
Ladder Capital Corp.	132,015	2,048,873
TPG RE Finance Trust, Inc.	25,630	523,365

		6,613,543
Multiline Retail — 0.6%
Big Lots, Inc.	9,554	390,854
Dillard’s, Inc., Class A (b)	30,019	2,444,447

		2,835,301
Multi-Utilities — 0.3%
Avista Corp.	14,424	756,395
Black Hills Corp.	15,625	908,750

		1,665,145
Oil, Gas & Consumable Fuels — 1.6%
Abraxas Petroleum Corp. (a)	62,754	169,436
Carrizo Oil & Gas, Inc. (a)	12,973	327,698
CVR Energy, Inc.	6,861	258,866
Denbury Resources, Inc. (a)	27,434	116,595
Eclipse Resources Corp. (a)	103,134	167,077
EP Energy Corp., Class A (a)	96,503	279,859
Evolution Petroleum Corp.	47,122	447,659
Green Plains Partners LP — MLP	875	15,225
HighPoint Resources Corp. (a)	96,747	690,774
Matador Resources Co. (a)	25,110	704,838
Nordic American Tankers Ltd.	1,173	2,780
Northern Oil and Gas, Inc. (a)	47,541	128,836
Oasis Midstream Partners LP — MLP	21,285	397,391
Oasis Petroleum, Inc. (a)	108,388	1,412,296
Pacific Ethanol, Inc. (a)	199,274	667,568
PDC Energy, Inc. (a)	7,485	452,768
Penn Virginia Corp. (a)	1,030	71,029
Renewable Energy Group, Inc. (a)(b)	33,261	593,709

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) May 31, 2018	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
REX American Resources Corp. (a)	4,697	$357,066
SandRidge Energy, Inc. (a)	19,970	290,364
SilverBow Resources, Inc. (a)	4,843	139,285
SRC Energy, Inc. (a)	23,792	307,868
W&T Offshore, Inc. (a)	39,570	271,054

		8,270,041
Paper & Forest Products — 0.1%
Boise Cascade Co.	11,335	540,679

Personal Products — 0.7%
Inter Parfums, Inc.	41,650	2,219,945
Natural Health Trends Corp.	704	15,516
USANA Health Sciences, Inc. (a)	13,108	1,533,636

		3,769,097
Pharmaceuticals — 1.8%
Catalent, Inc. (a)	43,446	1,705,690
Corcept Therapeutics, Inc. (a)(b)	47,833	884,911
Dermira, Inc. (a)	30,976	268,872
Durect Corp. (a)	88,768	170,435
Horizon Pharma Plc (a)	13,285	216,545
Innoviva, Inc. (a)	17,965	265,702
Intersect ENT, Inc. (a)	15,658	667,814
Medicines Co. (a)(b)	13,797	467,166
Nektar Therapeutics (a)	22,118	1,775,412
Phibro Animal Health Corp., Class A	38,552	1,742,550
Prestige Brands Holdings, Inc. (a)	15,833	529,297
Reata Pharmaceuticals, Inc., Class A (a)	2,212	78,504
Revance Therapeutics, Inc. (a)	16,472	459,569

		9,232,467
Professional Services — 2.2%
ASGN, Inc. (a)	15,566	1,198,582
CRA International, Inc.	26,357	1,425,914
Insperity, Inc.	48,090	4,424,280
Kelly Services, Inc., Class A	13,277	297,538
Kforce, Inc.	23,554	792,592
Korn/Ferry International	38,943	2,129,403
WageWorks, Inc. (a)	14,582	691,916

		10,960,225
Real Estate Management & Development — 0.5%
Kennedy-Wilson Holdings, Inc.	6,327	129,071
Marcus & Millichap, Inc. (a)	58,174	2,179,198
Newmark Group, Inc., Class A	10,673	143,338
Rafael Holdings, Inc., Class B (a)	11,185	102,343

		2,553,950
Road & Rail — 0.4%
Covenant Transportation Group, Inc., Class A (a)	70	2,106
Marten Transport Ltd.	44,915	1,024,062
Universal Logistics Holdings, Inc.	14,934	371,857
Werner Enterprises, Inc.	20,966	821,867

		2,219,892
Semiconductors & Semiconductor Equipment — 3.9%
Advanced Energy Industries, Inc. (a)	15,376	1,007,589
Alpha & Omega Semiconductor Ltd. (a)	55,174	856,852
Ambarella, Inc. (a)(b)	8,297	405,391
Amkor Technology, Inc. (a)	11,819	107,553
Cabot Microelectronics Corp.	7,660	866,882
Cirrus Logic, Inc. (a)	93,909	3,519,709
Cohu, Inc.	27,195	653,224
Diodes, Inc. (a)	42,804	1,465,609
Entegris, Inc.	106,323	3,731,937
MKS Instruments, Inc.	2,775	311,355
Monolithic Power Systems, Inc.	37,046	4,883,033
Nanometrics, Inc. (a)	13,848	581,201
Power Integrations, Inc.	6,209	466,606
Rambus, Inc. (a)	11,904	160,228

Security	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Semtech Corp. (a)	6,033	$291,997
Synaptics, Inc. (a)	53	2,228
Ultra Clean Holdings, Inc. (a)	8,650	152,413
Xcerra Corp. (a)	12,134	167,085

		19,630,892
Software — 4.5%
A10 Networks, Inc. (a)	223,240	1,435,433
Bottomline Technologies, Inc. (a)	20,626	980,973
Fair Isaac Corp. (a)	11,551	2,125,731
HubSpot, Inc. (a)	1,257	152,348
MicroStrategy, Inc., Class A (a)	27,259	3,531,949
Model N, Inc. (a)	9,802	174,966
Paylocity Holding Corp. (a)	4,692	280,347
Progress Software Corp.	41,719	1,580,316
Proofpoint, Inc. (a)	6,760	790,176
RealNetworks, Inc. (a)	32,634	115,851
RingCentral, Inc., Class A (a)	34,312	2,599,134
Varonis Systems, Inc. (a)	34,542	2,682,186
Zendesk, Inc. (a)	108,652	6,072,560

		22,521,970
Specialty Retail — 2.3%
Aaron’s, Inc.	14,200	564,876
American Eagle Outfitters, Inc.	60,180	1,335,996
Asbury Automotive Group, Inc. (a)	24,929	1,733,812
Caleres, Inc.	7,969	282,581
Camping World Holdings, Inc., Class A	7,328	139,232
Cato Corp., Class A	25,813	589,311
Chico’s FAS, Inc.	50,684	428,787
Children’s Place, Inc.	2,544	327,540
Citi Trends, Inc.	37,571	1,127,506
Five Below, Inc. (a)	11,732	829,570
Group 1 Automotive, Inc.	8,289	582,385
Hibbett Sports, Inc. (a)(b)	6,002	158,753
Hudson Ltd., Class A (a)	7,904	138,478
Lithia Motors, Inc., Class A	10,792	1,054,918
Party City Holdco, Inc. (a)	4,356	64,033
RH (a)	4,717	460,992
Shoe Carnival, Inc.	1,853	59,685
Sonic Automotive, Inc., Class A	56,971	1,213,482
Zumiez, Inc. (a)	30,194	732,204

		11,824,141
Technology Hardware, Storage & Peripherals — 0.3%
Pure Storage, Inc., Class A (a)	79,783	1,712,143

Textiles, Apparel & Luxury Goods — 0.9%
Columbia Sportswear Co.	3,932	342,517
Crocs, Inc. (a)	23,558	420,275
Deckers Outdoor Corp. (a)(b)	17,331	1,961,176
Oxford Industries, Inc.	7,134	588,698
Perry Ellis International, Inc. (a)	27,741	762,878
Wolverine World Wide, Inc.	12,395	415,604

		4,491,148
Thrifts & Mortgage Finance — 3.1%
Capitol Federal Financial, Inc.	10,750	141,255
Charter Financial Corp.	8,127	199,355
Essent Group Ltd. (a)	66,391	2,277,211
Federal Agricultural Mortgage Corp., Class C	10,280	961,283
First Defiance Financial Corp.	21,752	1,359,718
LendingTree, Inc. (a)(b)	376	97,346
Merchants Bancorp	9,660	246,427
Meridian Bancorp, Inc.	52,928	1,034,742
MGIC Investment Corp. (a)	68,516	711,881
Radian Group, Inc.	35,663	567,042
Riverview Bancorp, Inc.	89,472	782,880
Sterling Bancorp, Inc.	11,200	152,544
TFS Financial Corp.	70,520	1,128,320

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2018	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Thrifts & Mortgage Finance (continued)
United Community Financial Corp.	16,030	$167,674
Washington Federal, Inc.	182,145	5,910,605

		15,738,283
Trading Companies & Distributors — 1.5%
Applied Industrial Technologies, Inc.	46,658	3,254,396
Beacon Roofing Supply, Inc. (a)	32,973	1,381,569
BMC Stock Holdings, Inc. (a)	16,235	330,382
DXP Enterprises, Inc. (a)	2,872	112,065
H&E Equipment Services, Inc.	13,108	453,144
MRC Global, Inc. (a)	20,681	427,063
Rush Enterprises, Inc., Class A (a)	34,526	1,485,654

		7,444,273
Water Utilities — 0.2%
SJW Group	14,775	932,746

Wireless Telecommunication Services — 0.1%
Boingo Wireless, Inc. (a)	17,218	370,359

Total Common Stocks — 98.8% (Cost: $451,059,310)		499,419,596

Rights — 0.0%
Biotechnology — 0.0%
Dyax Corp. — CVR (a)(c)	835	1,912

Total Rights — 0.0% (Cost: $ — )		1,912

Total Long-Term Investments — 98.8% (Cost: $451,059,310)		499,421,508

Security	Shares	Value
Short-Term Securities — 4.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.66% (d)(f)	5,825,626	$5,825,626
SL Liquidity Series, LLC, Money Market Series, 2.02% (d)(e)(f)	18,222,270	18,224,092

Total Short-Term Securities — 4.7% (Cost: $24,046,598)		24,049,718

Total Investments — 103.5% (Cost: $475,105,908)		523,471,226
Liabilities in Excess of Other Assets — (3.5)%		(17,934,540)

Net Assets — 100.0%		$505,536,686

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. (d) Annualized 7-day yield as of period end.
(e)	Security was purchased with the cash collateral from loaned securities.
(f)	During the year ended May 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 05/31/17	Net Activity	Shares Held at 05/31/18	Value at 05/31/18	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	2,092,686	3,732,940	5,825,626	$5,825,626	$66,079		$15	$—
SL Liquidity Series, LLC, Money Market Series	621,030	17,601,240	18,222,270	18,224,092	132,036	(b)	(1,266)	3,117

				$24,049,718	$198,115		$(1,251)	$3,117

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Portfolio Abbreviations

CVR	Contingent Value Rights
MLP	Master Limited Partnership

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (continued) May 31, 2018	BlackRock Advantage Small Cap Core Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Russell 2000 Mini Index	65	06/15/18	$5,311	$18,804

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$18,804	$—	$—	$—	$18,804

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended May 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain from:
Futures contracts	$—	$—	$77,336	$—	$—	$—	$77,336

Net Change in Unrealized Appreciation on:
Futures contracts	$—	$—	$38,579	$—	$—	$—	$38,579

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contract — long	$4,512,978

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2018	BlackRock Advantage Small Cap Core Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks(a)	$499,419,596	$—	$—	$499,419,596
Rights(a)	—	—	1,912	1,912
Short-Term Securities	5,825,626	—	—	5,825,626

Subtotal	$505,245,222	$—	$1,912	$505,247,134

Investments Valued at NAV(b)				18,224,092

Total Investments.				$523,471,226

Derivative Financial Instruments(c)
Assets:
Equity contracts	$18,804	$—	$—	$18,804

(a)	See above Schedule of Investments for values in each industry.
(b)	As of May 31, 2018, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended May 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	15

Statement of Assets and Liabilities

May 31, 2018

BlackRock Advantage Small Cap Core Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $ 17,778,709) (cost — $451,059,310)	$499,421,508
Investments at value — affiliated (cost — $24,046,598)	24,049,718
Cash pledged for futures contracts	239,000
Receivables:
Investments sold — unaffiliated	2,585,085
Securities lending income — affiliated	23,198
Capital shares sold	1,132,670
Dividends — affiliated	11,302
Dividends — unaffiliated	315,278
Prepaid expenses	44,683

Total assets	527,822,442

LIABILITIES
Cash collateral on securities loaned at value	18,222,252
Payables:
Investments purchased — unaffiliated	3,614,318
Administration fees	22,921
Capital shares redeemed	38,236
Trustees’ and Officer’s fees	2,679
Other accrued expenses	123,971
Professional fees	51,456
Board consolidation	1,121
Service and distribution fees	17,070
To the Manager	74,903
Transfer agent fees	60,208
Variation margin on futures contracts	56,621

Total liabilities	22,285,756

NET ASSETS	$505,536,686

NET ASSETS CONSIST OF
Paid-in capital	$450,419,145
Undistributed net investment income	1,340,037
Undistributed net realized gain	5,393,382
Net unrealized appreciation (depreciation)	48,384,122

NET ASSETS	$505,536,686

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities  (continued)

May 31, 2018

	BlackRock Advantage Small Cap Core Fund

NET ASSET VALUE
Institutional Net assets	$356,274,063

Shares outstanding	24,067,011	(a)

Net asset value	$14.80

Investor A Net assets	$79,515,045

Shares outstanding	5,397,537	(a)

Net asset value	$14.73

Investor C Net assets	$1,372,923

Shares outstanding	94,796	(a)

Net asset value	$14.48

Class K Net assets	$68,374,655

Shares outstanding	4,616,597	(a)

Net asset value	$14.81

(a)	Unlimited number of shares authorized, $0.001 par value.

See notes to financial statements.

FINANCIAL STATEMENTS	17

Statement of Operations

Year Ended May 31, 2018

BlackRock Advantage Small Cap Core Fund

INVESTMENT INCOME
Dividends — affiliated	$66,079
Dividends — unaffiliated	3,998,743
Securities lending income — affiliated — net	132,036
Foreign taxes withheld	(365)

Total investment income	4,196,493

EXPENSES
Investment advisory	1,412,677
Transfer agent — class specific	147,600
Administration	133,418
Service and distribution — class specific	126,948
Professional	100,947
Registration	76,718
Administration — class specific	62,561
Printing	58,763
Custodian	51,290
Accounting services	47,159
Trustees and Officer	17,594
Board consolidation	1,121
Recoupment of past waived and/or reimbursed fees — class specific	5,344
Miscellaneous	29,016

Total expenses	2,271,156
Less:
Fees waived and/or reimbursed by the Manager	(515,858)
Administration fees waived — class specific	(23,345)
Transfer agent fees waived and/or reimbursed — class specific	(75,924)

Total expenses after fees waived and/or reimbursed	1,656,029

Net investment income	2,540,464

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	7,800,108
Investments — affiliated	(1,266)
Capital gain distributions from investment companies — affiliated	15
Futures contracts	77,336

7,876,193

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	46,730,575
Investments — affiliated	3,117
Futures contracts	38,579

46,772,271

Net realized and unrealized gain	54,648,464

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$57,188,928

See notes to financial statements.

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Advantage Small Cap Core Fund
	Year Ended May 31,
	2018	2017
INCREASE IN NET ASSETS

OPERATIONS
Net investment income	$2,540,464	$428,042
Net realized gain	7,876,193	2,766,626
Net change in unrealized appreciation (depreciation)	46,772,271	715,161

Net increase in net assets resulting from operations	57,188,928	3,909,829

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(852,895)	(147,126)
Investor A	(283,451)	(10,872)
Class K	(416,149)	(1,269)
From net realized gain:
Institutional	(2,502,809)	(84,904)
Investor A	(648,425)	(11,210)
Investor C	(16,935)	(1,521)
Class K	(1,329,678)	(665)

Decrease in net assets resulting from distributions to shareholders	(6,050,342)	(257,567)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	332,084,327	104,531,332

NET ASSETS
Total increase in net assets	383,222,913	108,183,594
Beginning of year	122,313,773	14,130,179

End of year	$505,536,686	$122,313,773

Undistributed net investment income, end of year	$1,340,037	$350,291

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	19

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Core Fund
	Institutional
	Year Ended May 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$12.70	$10.59	$11.74	$11.80	$10.37

Net investment income(a)	0.11	0.10	0.08	0.08	0.07
Net realized and unrealized gain (loss)	2.37	2.10	(0.64)	1.02	2.06

Net increase (decrease) from investment operations	2.48	2.20	(0.56)	1.10	2.13

Distributions(b)
From net investment income	(0.09)	(0.06)	(0.10)	(0.04)	(0.15)
From net realized gain	(0.29)	(0.03)	(0.49)	(1.12)	(0.55)

Total distributions	(0.38)	(0.09)	(0.59)	(1.16)	(0.70)

Net asset value, end of year	$14.80	$12.70	$10.59	$11.74	$11.80

Total Return(c)
Based on net asset value	19.82%	20.84%	(4.80)%	10.24%	20.85%

Ratios to Average Net Assets
Total expenses	0.66%	1.05%	3.15%	3.43%	6.26%

Total expenses after fees waived and/or reimbursed	0.50%	0.54%	0.69%	0.70%	0.71	%(d)

Net investment income	0.83%	0.78%	0.80%	0.66%	0.61%

Supplemental Data
Net assets, end of year (000)	$356,274	$56,603	$10,302	$6,122	$6,095

Portfolio turnover rate	104%	127%	171%	148%	145%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes certain tax expenses. Excluding such tax expenses, total expenses after fees waived and/or reimbursed would have been 0.70%.

See notes to financial statements.

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Core Fund (continued)
	Investor A
	Year Ended May 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$12.66	$10.56	$11.71	$11.78	$10.37

Net investment income (loss)(a)	0.09	0.06	0.06	0.05	(0.01)
Net realized and unrealized gain (loss)	2.34	2.10	(0.65)	1.01	2.10

Net increase (decrease) from investment operations	2.43	2.16	(0.59)	1.06	2.09

Distributions(b)
From net investment income	(0.07)	(0.03)	(0.07)	(0.02)	(0.13)
From net realized gain	(0.29)	(0.03)	(0.49)	(1.11)	(0.55)

Total distributions	(0.36)	(0.06)	(0.56)	(1.13)	(0.68)

Net asset value, end of year	$ 14.73	$ 12.66	$ 10.56	$ 11.71	$ 11.78

Total Return(c)
Based on net asset value	19.51%	20.51%	(5.02)%	9.96%	20.49%

Ratios to Average Net Assets
Total expenses	1.08%	1.39%	3.60%	3.70%	8.25%

Total expenses after fees waived and/or reimbursed	0.75%	0.83%	0.95%	0.95%	0.95%

Net investment income (loss)	0.64%	0.51%	0.58%	0.43%	(0.11)%

Supplemental Data
Net assets, end of year (000)	$79,515	$6,389	$3,191	$2,736	$899

Portfolio turnover rate	104%	127%	171%	148%	145%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	21

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Core Fund (continued)
	Investor C
	Year Ended May 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$12.44	$10.44	$11.60	$11.71	$10.35

Net investment loss(a)	(0.02)	(0.03)	(0.02)	(0.04)	(0.06)
Net realized and unrealized gain (loss)	2.31	2.06	(0.64)	1.02	2.05

Net increase (decrease) from investment operations	2.29	2.03	(0.66)	0.98	1.99

Distributions(b)
From net investment income	—	—	(0.01)	—	(0.08)
From net realized gain	(0.25)	(0.03)	(0.49)	(1.09)	(0.55)

Total distributions	(0.25)	(0.03)	(0.50)	(1.09)	(0.63)

Net asset value, end of year	$ 14.48	$ 12.44	$ 10.44	$ 11.60	$ 11.71

Total Return(c)
Based on net asset value	18.65%	19.47%	(5.71)%	9.22%	19.53%

Ratios to Average Net Assets
Total expenses	1.94%	2.22%	4.41%	4.56%	7.86%

Total expenses after fees waived and/or reimbursed	1.50%	1.57%	1.70%	1.70%	1.71	%(d)

Net investment loss	(0.16)%	(0.25)%	(0.19)%	(0.36)%	(0.53)%

Supplemental Data
Net assets, end of year (000)	$1,373	$764	$423	$313	$101

Portfolio turnover rate	104%	127%	171%	148%	145%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes certain tax expenses. Excluding such tax expenses, total expenses after fees waived and/or reimbursed would have been 1.70%.

See notes to financial statements.

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Core Fund (continued)
	Class K
	Year Ended May 31,		Period from 03/28/2016(a) to 05/31/2016
	2018	2017
Net asset value, beginning of period	$12.70	$10.60	$9.88

Net investment income(b)	0.12	0.12	0.02
Net realized and unrealized gain	2.37	2.07	0.70

Net increase from investment operations	2.49	2.19	0.72

Distributions(c)
From net investment income	(0.09)	(0.06)	—
From net realized gain	(0.29)	(0.03)	—

Total distributions	(0.38)	(0.09)	—

Net asset value, end of period	$14.81	$12.70	$10.60

Total Return(d)
Based on net asset value	19.94%	20.74%	7.29	%(e)

Ratios to Average Net Assets
Total expenses	0.65%	1.62%	3.59	%(f)

Total expenses after fees waived and/or reimbursed	0.45%	0.45%	0.60	%(f)

Net investment income	0.90%	0.95%	0.83	%(f)

Supplemental Data
Net assets, end of period (000)	$68,375	$58,557	$214

Portfolio turnover rate	104%	127%	171	%(g)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	23

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. These financial statements relate to one series of the Trust, BlackRock Advantage Small Cap Core Fund (the “Fund”). The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional and Class K	No	No	None
Investor A Shares	Yes	No(a)	None
Investor C Shares	No	Yes	None

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (NAV) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements  (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of May 31, 2018, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount
Citigroup Global Markets, Inc.	$4,152,079	$(4,152,079)	$—
Credit Suisse Securities (USA) LLC	3,009,138	(3,009,138)	—
Deutsche Bank Securities, Inc.	1,830,684	(1,830,684)	—
Jefferies LLC	37,017	(37,017)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	417,680	(417,680)	—
Morgan Stanley	2,704,897	(2,704,897)	—
SG Americas Securities LLC	37,200	(37,200)	—
State Street Bank & Trust Co.	5,590,014	(5,590,014)	—

	$17,778,709	$(17,778,709)	$—

(a)

Cash collateral with a value of $18,222,252 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.45%
$1 Billion — $3 Billion	0.42
$3 Billion — $5 Billion	0.41
$5 Billion — $10 Billion	0.39
Greater than $10 Billion	0.38

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor C
Service Fee	0.25%	0.25%
Distribution Fee	—	0.75

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended May 31, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor C	Total
$116,612	$10,336	$126,948

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements  (continued)

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended May 31, 2018, the following table shows the class specific administration fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Class K	Total
$40,517	$9,329	$207	$12,508	$62,561

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended May 31, 2018, the Fund did not pay any amount to affiliates of BlackRock in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended May 31, 2018, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Investor C	Total
$385	$666	$292	$1,343

For the year ended May 31, 2018 the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Class K	Total
$47,898	$96,554	$3,062	$86	$147,600

Other Fees: For the year ended May 31, 2018, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $2,608.

For the year ended May 31, 2018, affiliates received CDSCs in the amount of $72 and $310 for the Fund’s Investor A and Investor C Shares, respectively.

Expense Limitations, Waivers, Reimbursements and Recoupments: The Fund has begun to incur expenses in connection with a potential reconfiguration of the boards of trustees of certain BlackRock-advised funds, including the Fund. The Manager has voluntarily agreed to reimburse the Fund for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed for the Manager in the Statement of Operations. For the year ended May 31, 2018, the amount reimbursed was $1,121.

With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended May 31, 2018, the amount waived was $3,932.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through September 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended May 31, 2018, there were no fees waived by the Manager.

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	Investor A	Investor C	Class K
0.50%	0.75%	1.50%	0.45%

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The Manager has agreed not to reduce or discontinue these contractual expense limitations through September 30, 2019. This contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended May 31, 2018, the Manager waived and/or reimbursed $510,805, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

These amounts waived and/or reimbursed are included in fees waived and/or reimbursed by the Manager, administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statement of Operations. For the year ended May 31, 2018, class specific expense waivers and/or reimbursements are as follows:

	Institutional	Investor A	Investor C	Class K	Total
Administration Fees Waived	$1,301	$ 9,329	$ 207	$12,508	$23,345
Transfer Agent Fees Waived and/or Reimbursed	—	73,298	2,540	86	75,924

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

For the year ended May 31, 2018, the Manager recouped waivers and/or reimbursements previously recorded of $5,344 for Institutional Class.

On May 31, 2018, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring May 31,
	2019	2020
Fund Level	$373,661	$510,805
Institutional	—	1,301
Investor A	6,335	82,627
Investor C	1,088	2,747
Class K	3,441	12,594

The following fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on May 31, 2018:

Fund Level	$236,691
Institutional	—
Investor A	7,417
Investor C	1,035
Class K	7

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements  (continued)

Prior to January 1, 2018, the Fund had a different securities lending agreement.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended May 31, 2018, the Fund paid BIM $47,243 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended May 31, 2018, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain Trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

7.	PURCHASES AND SALES

For the year ended May 31, 2018, purchases and sales of investments, excluding short-term securities, were $647,943,820 and $323,043,943 respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended May 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of May 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, the following permanent differences attributable to the timing and recognition of partnership income were reclassified to the following accounts:

Undistributed net investment income	$1,777
Undistributed net realized gain	(1,777)

The tax character of distributions paid was as follows:

Ordinary income 05/31/18	$5,162,645
05/31/17	159,267
Long-term capital gains 05/31/18	887,697
05/31/17	98,300

Total 05/31/18	$6,050,342

05/31/17	$257,567

As of period end, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$6,293,507
Undistributed long-term capital gains	1,777,661
Net unrealized gains(a)	47,046,373

$55,117,541

(a)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the timing and recognition of partnership income and the realization for tax purposes of unrealized gains/losses on certain futures contracts.

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of May 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S federal income tax purposes were as follows:

Tax cost	$476,552,544

Gross unrealized appreciation	$61,736,144
Gross unrealized depreciation	(14,817,462)

Net unrealized appreciation	$46,918,682

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Fund or to its shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Fund’s financial statements, if any, cannot be fully determined.

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended May 31, 2018, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements  (continued)

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 05/31/18		Year Ended 05/31/17
	Shares	Amount	Shares	Amount
Institutional
Shares sold	21,209,802	$287,374,134	3,696,519	$44,291,315
Shares issued in reinvestment of distributions	236,261	3,169,571	14,880	185,077
Shares redeemed	(1,836,147)	(25,236,199)	(226,852)	(2,807,568)

Net increase	19,609,916	$265,307,506	3,484,547	$41,668,824

Investor A
Shares sold	6,109,649	$82,899,051	342,866	$4,326,120
Shares issued in reinvestment of distributions	68,806	931,159	1,755	21,953
Shares redeemed	(1,285,718)	(17,596,190)	(141,882)	(1,774,754)

Net increase	4,892,737	$66,234,020	202,739	$2,573,319

Investor C
Shares sold	58,286	$781,693	52,069	$633,937
Shares issued in reinvestment of distributions	1,281	16,785	118	1,455
Shares redeemed	(26,192)	(349,194)	(31,265)	(370,768)

Net increase	33,375	$449,284	20,922	$264,624

Class K
Shares sold	8,211	$105,964	4,589,825	$60,034,693
Shares issued in reinvestment of distributions	110	1,471	—	—
Shares redeemed	(1,016)	(13,918)	(776)	(10,128)

Net increase	7,305	$93,517	4,589,049	$60,024,565

Total Net Increase	24,543,333	$332,084,327	8,297,257	$104,531,332

At May 31, 2018, 496,000 Institutional Shares, 2,000 Investor A Shares, 2,000 Investor C Shares and 4,607,399 Class K Shares of the Fund were owned by BlackRock HoldCo 2, Inc., an affiliate of the Fund.

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Fund paid net investment income, short-term capital gain and long-term capital gain distributions in the following amounts per share on July 20, 2018 to shareholders of record on July 18, 2018:

	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain
Institutional	$0.042614	$0.166888	$0.058370
Investor A	0.025950	0.166888	0.058370
Investor C	0.002120	0.166888	0.058370
Class K	0.044795	0.166888	0.058370

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Advantage Small Cap Core Fund and the Trustees of BlackRock FundsSM:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Advantage Small Cap Core Fund (the “Fund”), including the schedule of investments, as of May 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

July 23, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information  (unaudited)

During the fiscal year ended May 31, 2018, the following information is provided with respect to the ordinary income distributions paid by the Fund:

Payable Date	Qualified Dividend Income for Individuals(a)	Dividends Qualifying for the Dividends Received Deduction for Corporations(a)	Qualified Short-Term Capital Gains for Non-U.S. Residents(b)
07/21/17	16.38%	32.77%	84.15%
12/05/17	47.28	32.77	59.35

(a)	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
(b)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the Fund distributed 20% long-term capital gains of $0.038481 and $0.019139 per share to shareholders of record on July 19, 2017 and December 1, 2017, respectively.

REPORT OF INDEPENDENT REGISTERED ACCOUNTING FIRM AND IMPORTANT TAX INFORMATION	33

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Trust”) met in person on April 19, 2018 (the “April Meeting”) and May 17-18, 2018 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Trust, on behalf of BlackRock Advantage Small Cap Core Fund (the “Fund”), a series of the Trust, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Trust’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. The Board also has a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement. The Board’s consideration of the Agreement is a year-long deliberative process, during which the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of the Fund’s service providers; marketing and promotional services; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Trust’s adherence to its compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence and impact of potential economies of scale, if any, and the sharing of potential economies of scale with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board considered, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized

34	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers, including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance as of December 31, 2017. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-year, three-year and since-inception periods reported, the Fund ranked in the third, second and second quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance during the applicable period.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared to those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	35

Disclosure of Investment Advisory Agreement  (continued)

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Fund, to the Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which the Fund benefits from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Trust with respect to the Fund for a one-year term ending June 30, 2019. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

36	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Rodney D. Johnson 1941	Chair of the Board(d) and Trustee (Since 2007)	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	25 RICs consisting of 141 Portfolios	None
Mark Stalnecker 1951	Chair Elect of the Board (Since 2018)(d) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate from 2001 to 2015; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director, SEI Private Trust Co. from 2001 to 2014.	25 RICs consisting of 141 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute since 2014; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest since 2015; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (PCRI) since 2017.	25 RICs consisting of 141 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	25 RICs consisting of 141 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	25 RICs consisting of 141 Portfolios	None
Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	25 RICs consisting of 141 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	25 RICs consisting of 141 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Robert C. Robb, Jr. 1945	Trustee (Since 2007)	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	25 RICs consisting of 141 Portfolios	None
Kenneth L. Urish 1951	Trustee (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	25 RICs consisting of 141 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group since 2009; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	25 RICs consisting of 141 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	37

Trustee and Officer Information  (continued)

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Frederick W. Winter 1945	Trustee (Since 2007)	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	25 RICs consisting of 141 Portfolios	None

Interested Trustees(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Direc- torships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	127 RICs consisting of 313 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015), President, and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 313 Portfolios	None
(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b)

Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. The Board has approved extending the mandatory retirement age for Rodney D. Johnson until December 31, 2018.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, those Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

(d)

Mr. Stalnecker was approved as Chair Elect of the Board effective January 1, 2018. It is expected that, effective January 1, 2019, Mr. Stalnecker will assume the position of Chair of the Board and Mr. Johnson will retire as Chair of the Board.

(e)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Fairbairn and Mr. Perlowski are also a board members of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex.

38	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock, Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. (b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Effective February 22, 2018, Barbara G. Novick resigned, and Robert Fairbairn was appointed, as an interested Trustee of the Trust.

Effective May 17, 2018, John MacKessy replaced Fernanda Piedra as the Anti-Money Laundering Compliance Officer of the Trust.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	39

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

40	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	41

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

SC2-5/18-AR

Item 2	–	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency as to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock Advisors, LLC’s (“Investment Adviser” or “BlackRock”) General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3	–	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4	–	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage Small Cap Core Fund	$36,414	$36,418	$0	$2,000	$15,500	$13,407	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,274,000	$2,129,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,274,000 and $2,129,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage Small Cap Core Fund	$15,500	$15,407

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,274,000	$2,129,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5	–	Audit Committee of Listed Registrants – Not Applicable

Item 6	–	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting. .

Item 12	–	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13	–	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds

Date: August 3, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds

Date: August 3, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Funds

Date: August 3, 2018